EXHIBIT 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of International DisplayWorks, Inc. (the "Company") on Form 10Q for the period ending January 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). We, Thomas A. Lacey, Chief Executive Officer and Jeff Winzeler, Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)          the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 13, 2006

     /s/ Thomas A. Lacey

Thomas A. Lacey,

Chief Executive Officer

(Principal Executive Officer)

     /s/ Jeff Winzeler

Jeff Winzeler,

Chief Financial Officer

(Principal Financial Officer and Principal Accounting Officer)